================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  April 3, 2006

                               TRANSGENOMIC, INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                                          000-30975
       (State of Formation)                             (Commission File Number)

                                    911789357
                      (IRS Employer Identification Number)

         12325 Emmet Street
              Omaha, NE                                           68164
(Address of principal executive offices)                       (Zip Code)

                                 (402) 452-5400
              (Registrants' telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(c))

================================================================================

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

        Collin J. D'Silva has resigned as Chief Executive Officer of Transgenomic, Inc. (the "Company"), effective April 3, 2006. Mr. D'Silva will remain as the Chairman of the Board of Directors and will focus on managing strategic customer relationships and the evaluation of corporate strategic alternatives. Michael A. Summers, currently the Company's Chief Financial Officer, has assumed the additional duties of Chief Executive Officer on an interim basis until the search for a new Chief Executive Officer is completed. Mr. Summers, 41, has served as the Company's Chief Financial Officer since August 2004. Mr. Summers was employed with C&A Industries, Inc. from 2003 to 2004, where as General Manager he was responsible for the operations of various divisions that provided human capital management and consulting services. From 2001 to 2003, Mr. Summers was Executive Vice President and Chief Financial Officer for Nexterna, Inc., a wholly-owned technology subsidiary of Union Pacific Corporation. From 2000 to 2001, Mr. Summers was the Chief Accounting Officer for Able Telcom Holding Corp., a publicly-owned project management and construction company. Mr. Summers services are provided to the Company under terms of an existing employment agreement with an initial term of three years expiring July 2007, and with base compensation equal to $200,000 per year.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS.

99.1    PRESS RELEASE DATED APRIL 3, 2006.

        Press Release, dated April 3, 2006, announcing that Collin J. D'Silva has resigned as Chief Executive Officer, effective April 3, 2006, and that Michael A. Summers, currently the Company's Chief Financial Officer, has assumed the additional duties of Chief Executive Officer on an interim basis until the search for a new Chief Executive Officer is completed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    TRANSGENOMIC, INC.


                                                    By /s/ Mitchell L. Murphy
                                                       ------------------------
                                                       Mitchell L. Murphy
                                                       VP, Secretary & Treasurer
April 4, 2006
                                       3